UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 7, 2024, Lesaka Technologies, Inc. ("Lesaka" or the "Company") entered into a Sale and Purchase Agreement (the "Purchase Agreement") with Lesaka Technologies (Proprietary) Limited ("Lesaka SA"), and Crossfin Apis Transactional Solutions (Pty) Ltd and Adumo ESS (Pty) Ltd ("the Sellers"). Pursuant to the Purchase Agreement and subject to its terms and conditions, Lesaka, through its subsidiary, Lesaka SA, agreed to acquire, and the Sellers agreed to sell, all of the outstanding equity interests and certain claims in the Adumo (RF) Proprietary Limited ("Adumo") (the "Acquisition").

On October 2, 2024, Lesaka filed a Current Report on Form 8-K (the "Form 8-K") under Item 2.01 to report the completion of the Acquisition. In response to parts (a) and (b) of Item 9.01 of the Form 8-K, Lesaka stated that it would file the required financial information by amendment, as permitted by Item 9.01. This Form 8-K/A is being filed to provide certain historical financial statements of the business acquired and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following are incorporated herein by reference to the financial statements included in Lesaka's Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on August 2, 2024:

  the unaudited financial statements of Adumo (RF) Proprietary Limited at March 31, 2024 and for the six months ended March 31, 2024 comprising the unaudited statement of financial position at 31 March 2024, the unaudited statements of profit and loss, other comprehensive income, changes in equity, and cash flows for the six months ended 31 March 2024, and the notes thereto; and
  the audited financial statements of Adumo (RF) Proprietary Limited at September 30, 2023 and for the year ended September 30, 2023 comprising the statement of financial position at 30 September 2023, the statements of profit and loss, other comprehensive income, changes in equity, and cash flows for the year ended 30 September 2023, and the notes thereto.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2024, and unaudited pro forma condensed combined statements of operations for the year ended June 30, 2024, and the notes thereto, reflecting the Acquisition, are incorporated herein by reference to Exhibit 99.2 to this Form 8-K.

(d) Exhibits

Exhibit No.	Description
2.1	Sale and Purchase Agreement, dated May 7, 2024, between Lesaka Technologies Proprietary Limited; Lesaka Technologies, Inc. and the parties listed in Annexure A, incorporated by reference to Exhibit 2.1 of Lesaka Technologies, Inc.'s Current Report on Form 8-K, filed on May 7, 2024
2.2	First Addendum to Sale and Purchase Agreement, dated October 1, 2024, between Lesaka Technologies Proprietary Limited; Lesaka Technologies, Inc. and the parties listed in Annexure A, incorporated by reference to Exhibit 2.2 of Lesaka Technologies, Inc.'s Current Report on Form 8-K, filed on October 2, 2024
23.1	Consent of Deloitte & Touche, Independent Auditor of Adumo (RF) Proprietary Limited
99.1	Unaudited pro forma combined balance sheet of the Company as of June 30, 2024; and unaudited pro forma combined statement of operations of the Company for the year ended June 30, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: December 2, 2024	By:	/s/ Dan L. Smith
	Name:	Dan L. Smith
	Title:	Group Chief Financial Officer